Exhibit 99.1

          DEFENSE INDUSTRIES INTERNATIONAL RECEIVES ORDER FOR BULLET-
              RESISTANT VESTS FROM A U.S. - BASED SECURITY COMPANY

     ASHKELON, ISRAEL, May 13, 2005 - Defense Industries International, Inc. (OTCBB: DFNS), a leading manufacturer and global provider of personal military and civilian protective equipment and supplies, today announced that it has received a follow-on order totaling approximately $1 million from a U.S.-based security company.

     The new order is for bullet-resistant vests. This follows an initial order for protection equipment totaling approximately $220K that was received by us and delivered to that company in the previous quarter. The bullet-resistant vests are scheduled to be delivered during the second quarter of 2005.

     Commenting on the new orders, Joseph Fostbinder, CEO of Defense Industries said: "This U.S.- based customer has decided to extend its cooperation with us and to order additional leading products, after realizing significant benefits from the first order. We always view a follow-on order as a testament to a satisfied customer and a sign that we have started building a successful long-term relationship with the customer. We are pleased to have the manufacturing capacity that enables us to serve our customers promptly while providing them with the most efficient and technological advanced solutions in the market. We look forward to a long and fruitful collaboration with this company and hope to leverage it into additional orders in the U.S. market in the near future".

ABOUT DEFENSE INDUSTRIES INTERNATIONAL, INC.

Defense Industries International, Inc. is a leading manufacturer and global provider of personal military and civilian protective equipment and supplies. Defense Industries' main products include body armor, bomb disposal suits and bullet-resistant vests and jackets; ballistic wall covers, helmets, plates and one-way protective windows; personal military equipment, battle pouch units and combat harness units; dry storage units, liquid logistics, tents and vehicle covers; winter suits, sleeping bags and backpacks. The Company's manufacturing facilities meet American EQNET and international ISO 9002 standards. Main customers include the Israel Defense Forces, the North Atlantic Treaty Organization (NATO), the United Nations Peacekeeping Forces and other U.N. organizations. The Company has two principal subsidiaries, Export Erez Ltd. and Achidatex Nazareth Elite ltd. For additional information, please visit the Company's web site at www.defense-industries.com



SAFE HARBOR STATEMENT
THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. CERTAIN STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF APPLICABLE FEDERAL SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, ANYTHING RELATING OR REFERRING TO FUTURE FINANCIAL RESULTS AND PLANS FOR FUTURE BUSINESS DEVELOPMENT ACTIVITIES, AND ARE THUS PROSPECTIVE. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED BASED ON CURRENT EXPECTATIONS. SUCH RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, THE RISKS AND UNCERTAINTIES SET FORTH FROM TIME TO TIME IN REPORTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. CONSEQUENTLY, FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE UPDATES TO THESE FORWARD-LOOKING STATEMENTS MADE TO REFLECT NEW EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF. NEITHER THE COMPANY NOR ITS AGENTS ASSUME RESPONSIBILITY FOR THE ACCURACY AND COMPLETENESS OF THE FORWARD-LOOKING STATEMENTS.



CONTACT INFORMATION:

AYELET SHAKED SHILONI
INTEGRATED INVESTOR RELATIONS
972-3-635-6790
1-866-44-786-33
ayelet@integratedir.com